UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                   CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 August 26, 1999



                         Commission file number: 0-26322



                        Eagle Capital International, Ltd.


                              a Nevada corporation


                              IRS Number 88-0303769



                         Suite B-202 954 East 7145 South
                                Midvale, UT 84047

                                 (801) 569-0400

                 DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS


         This Form 8-K includes "forward-looking statements" within the meaning of various provisions of the Securities Act. All statements, other than statements of historical facts, included in this Form 8-K that address future activities, events or developments, including such things as future revenues, product development, market acceptance, responses from competitors, capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of the Company's and its subsidiaries' business and operations, plans, references to future success and other such matters, are forward-looking statements. These statements are based on certain assumptions and analysis made by the Company in light of its experience and its assessment of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results will conform to the Company expectations and predictions is subject to a number of risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties discussed in this Form 8-K; general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by the Company; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations.

Item 5.     Other Events.

         The Company announced today that it has completed and filed a Form 10-KSB for the year ending December 31, 1998 as well as Form 10-QSB for the quarters ending March 31, 1999 and June 30, 1999. The Company is now current in its reporting requirements pursuant to the Securities Exchange Act of 1934.

         On August 4, 1999 the Company completed a private placement offering for One Million Dollars ($1,000,000) of the Company's common stock to fund the Company's operations.

         Additionally, the Company has appointed two (2) new members to the Board of Directors.

         Anthony D'Amato joined the Company in April 1999 as a Director and has served as Chairman since May 1999. Since June 1, 1999, Mr. D'Amato has served as President and CEO of the Company. Since May 1997, he has served as a Director of Drake Alexander & Associates, Inc. and was elected Chairman of the Board of Directors in 1998. From 1992 to June 1999, Mr. D'Amato held various positions with KB Electronics, Inc., a mid-size electronics manufacturer and served as a director from 1995 to June 1999. Mr. D'Amato has also served as an officer and director of UC'NWIN Systems Corporation, a publicly traded company since June 1998. Mr.
D'Amato earned a BA in Finance from C.W. Post College in 1993.

         Richard W. Lahey joined the Company as a director in August 1999. In 1972, Mr. Lahey co-founded Mt. Tam Racquet Club, Inc. in Larkspur, California and serves as its President and CEO. Mr. Lahey has served in senior management capacities with several companies over the last 29 years, including The Chestnut Group, Metallgesellschaft AG., Continental Grain Co., Capital Ideas, Inc., Citicorp Securities, Inc., Weeden & Co., and Bankers Trust Company. Mr. Lahey received his BA from Dartmouth College in 1969.

         "We are delighted to have both Mr. D'Amato and Mr. Lahey on board", said Ralph Thompson, the Company's only incumbent board member. "Anthony's experience in turn around situations and his leadership abilities make him the perfect fit to help the Company realize its full global potential. The addition of Dick to our Board of Directors gives us access to the financial communities and a business acumen that will allow us to grow the business at a speed commensurate with the explosive nature of our product."




                                   SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


EAGLE CAPITAL INTERNATIONAL, LTD.

By:      /s/Anthony D'Amato
         Anthony D'Amato, President


August 26, 1999